
MOVING WATER. MOVING FUEL.
MOVING FORWARD.

Franklin Electric Co. Inc.
Acquisition of New Aqua, LLC.

Franklin Electric

May 17, 2021

SAFE HARBOR STATEMENT:

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including those relating to market conditions or the Company's financial results, costs, expenses or expense reductions, profit margins, inventory levels, foreign currency translation rates, liquidity expectations, business goals and sales growth, involve risks and uncertainties, including but not limited to, risks and uncertainties with respect to general economic and currency conditions, various conditions specific to the Company's business and industry, weather conditions, new housing starts, market demand, competitive factors, changes in distribution channels, supply constraints, effect of price increases, raw material costs, technology factors, integration of acquisitions, litigation, government and regulatory actions, the Company's accounting policies, future trends, epidemics and pandemics, and other risks which are detailed in the Company's Securities and Exchange Commission filings, included in Item 1A of Part I of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2020, Exhibit 99.1 attached thereto and in Item 1A of Part II of the Company's Quarterly Reports on Form 10-Q. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements. All forward-looking statements made herein are based on information currently available, and the Company assumes no obligation to update any forward-looking statements.



Franklin Electric

New Aqua, LLC Transaction Summary



Total Consideration of $150 million

FY 2020 Revenues of $68 million and EBITDA (a) margins of about 17%



Accretive to 2021 Earnings Per Share in the range of $0.04 to $0.06

Franklin Electric Revising FY 2021 EPS Guidance to $2.85 to $3.05

(a) EBITDA is Earnings before Interest, Taxes, Depreciation and Amortization adjusted for one-time items.

New Aqua At a Glance

AQUA SYSTEMS®

Hellenbrand®

- Residential and commercial water treatment and drinking water equipment
- Market leader in Midwestern United States
- Proven Track Record with Strong Market Presence
- Strong Brand Recognition
- Expansive Dealer Network

HQ
Indianapolis, IN

14
Company-Owned Service Centers

231
Employees

587
Independent Water Quality Dealers



Strategic Rationale

Provides FE with Water Treatment scale, brand strength, geographic presence, and greater access to critical water quality dealer channel.

Expands Water Treatment product portfolio of both residential and commercial offerings and enhances competitive position in a highly fragmented end market.

Creates a new FE growth platform that can leverage product development, operational and supply chain efficiencies, and potential for geographic expansion.

Natural extension from groundwater, with many groundwater distributors already in water treatment; Headwater provides additional access.

60+ Year History with Strong Market Presence and Brand Recognition



FE Acquired Water Treatment Providers

	Headquarters	Dealers (+/-)	Acquisition Date	Annual Revenue (MUSD)
AQUA SYSTEMS / Hellenbrand	Indianapolis, IN	590	2Q 2021	$76
PURONICS	Livermore, CA	150	2Q 2021	$24
Waterite	Winnipeg, ON	1,600	4Q 2020	$27
First 1 Sales LLC / AVID / STERLING WATER TREATMENT	Churubusco, IN	30	3Q 2019	$17



FELE Water Treatment Platform is over $140M in Annual Sales

North America Footprint: Franklin Electric Water Treatment



Langley, BC
Winnipeg, MB
Barrie, ON
Saint Laurent, QC
Boise, ID
Livermore, CA
Pittsburgh, PA
Cincinnati, OH
Indiana
Churubusco
Indianapolis

8 Administrative Offices

8 Assembly Locations

19 Owned Retail/Service Centers

1 Distribution Location

AVID STERLING | Waterite | PURONICS | AQUA SYSTEMS Hellenbrand



Franklin Electric

$2.7B Addressable US/Canada Market Opportunity: by Channel*



Retail (DIY)
21%
Water Quality
Dealers
56%
Wholesale
23%
E-
Commerce
19%
Big Box
81%
Groundwater
25%
Plumbing
75%

*FE Management Estimate; excludes countertop, faucet mount & shower products.



Franklin Water Treatment Go-to-Market Strategy

	Retail (DIY)		Wholesale Distribution		Water Quality Dealers	
	E-Commerce	Big Box	Plumbing	Groundwater	Owned	Branded
			AVID Water Systems Sterling Water Treatment Waterite	AVID Water Systems Sterling Water Treatment Waterite	Waterite Puronics Aqua Systems Hellenbrand	AVID Water Systems Sterling Water Treatment Waterite Puronics Aqua Systems Hellenbrand
Market	Emerging	$0.5B	$0.5B	$0.2B	$1.5B	

Focused Strategy to Win with Professional Installers and Established Distribution Channels


MOVING WATER. MOVING FUEL.
MOVING FORWARD.

For More Information:

John J. Haines, VP – CFO, Franklin Electric Co. Inc.

jhaines@fele.com. 260-827-5442

Franklin Electric